Annual Report December 31, 2006

EATON VANCE
VT
FLOATING-
RATE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the year ended December 31, 2006

•     The Fund had a total return of 5.50% for the year ended December 31, 2006.(1) This return was the result of a decrease in net asset value per share (NAV) to $10.04 on December 31, 2006, from $10.08 on December 31, 2005 and the reinvestment of all dividends.

•     The Fund distributed $0.580 in income dividends during the year ended December 31, 2006. Based on a $10.04 NAV on December 31, 2006, the Fund had a distribution rate of 6.31%.(2) The Fund’s SEC 30-day yield at December 31, 2006 was 6.35%.(3)

•     For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged loan market index – had a return of 6.74% for the year ended December 31, 2006.(4)

Management Discussion

•     The loan market enjoyed relatively stable fundamentals during the fiscal year, with default rates remaining low by historical standards. Technical factors came more into balance, as record new issuance from strong merger and acquisition activity met robust investor demand.

•     The Federal Reserve raised its Federal Funds rate – a key short-term interest rate benchmark – by 25 basis points (0.25%) on five occasions during the fiscal year ended December 31, 2006. The London Inter-Bank Offered Rate (LIBOR) – the benchmark over which loan interest rates are typically set – rose in lockstep with those actions, increasing the Fund’s total return.

The Fund’s Investments

•     The Fund’s investment objective is to provide a high level of current income. To do so, the Fund invests primarily in income producing, floating rate loans and other floating rate debt securities.

•     The Fund’s investments included 408 borrowers at December 31, 2006, representing 38 industries, with an average loan size of 0.22% of total investments, and no industry constituting more than 9.5% of total investments. Health care, chemicals/plastics, business equipment/services, cable/satellite television and leisure goods/activities/movies were the Fund’s largest industry weightings.*

•     The Fund maintained its strict focus on credit selection. Loan credit spreads eventually stabilized during the fiscal year, after a period during which they had narrowed. Amid historically narrow credit spreads, management positioned the Fund more defensively than its benchmark, which is a factor contributing to the difference in performance between the Fund and the S&P/LSTA Leveraged Loan Index.(4)

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

* Holdings and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

(1) There is no sales charge. Insurance-related charges are not included in calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(2) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(3) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related sales charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance(1)

Average Annual Total Return (at net asset value)
One Year	5.50%
Five Years	3.07
Life of Fund (5/2/01)	2.94

(1) The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund Allocations(2)

By net assets

(2)  Fund Allocations are shown as a percentage of the Fund’s net assets as of December 31, 2006. Statistics may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance VT Floating-Rate Income Fund vs. the S&P/LSTA Leveraged Loan Index*

May 31, 2001 – December 31, 2006

*    Sources: Thomson Financial; Bloomberg, L.P.; Fund operations commenced 5/2/01.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Because Index is based on month-end data, chart begins on 5/31/01.

Diversification by Industries(3)

By net assets

Health Care	9.5%
Chemicals & Plastics	5.8
Business Equip. & Services	5.5
Cable & Satellite Television	4.8
Leisure Goods/Activities/Movies	4.8
Publishing	4.4
Building & Development	4.0
Telecommunications	3.9
Electronics/Electrical	3.7
Automotive	3.4
Radio & Television	3.2
Conglomerates	3.1
Food Products	2.8
Retailers (Except Food & Drug)	2.7
Containers & Glass Products	2.5
Financial Intermediaries	2.4
Lodging & Casinos	2.3
Utilities	2.1
Oil & Gas	2.0
Nonferrous Metals/Minerals	1.9
Forest Products	1.8
Home Furnishings	1.8
Industrial Equipment	1.5
Food Service	1.5
Food/Drug Retailers	1.4
Insurance	1.4
Aerospace & Defense	1.3
Ecological Services & Equip.	1.0
Equipment Leasing	0.8
Surface Transport	0.7
Beverage & Tobacco	0.7
Air Transport	0.6
Clothing/Textiles	0.5
Drugs	0.4
Farming/Agriculture	0.3
Rail Industries	0.2
Broker/Dealers/Investment	0.2
Cosmetics/Toiletries	0.1

(3)  Reflects the Fund’s investments as of December 31, 2006. Industries are shown as a percentage of the Fund’s net assets. Statistics may not be representative of current or future investments and are subject to change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs including management fees; distribution and shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and changes imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,032.40	$5.84
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,019.50	$5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. Expenses shown do not include insurance related charges.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 90.7%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 1.2%
Be Aerospace, Inc.
$208,333	Term Loan, 7.35%, Maturing August 24, 2012	$209,679
Dresser Rand Group, Inc.
263,588	Term Loan, 7.36%, Maturing October 29, 2011	265,433
DRS Technologies, Inc.
148,875	Term Loan, 6.87%, Maturing January 31, 2013	149,387
Evergreen International Aviation
425,000	Term Loan, 8.85%, Maturing October 31, 2011	417,562
Hexcel Corp.
448,796	Term Loan, 7.13%, Maturing March 1, 2012	449,918
IAP Worldwide Services, Inc.
173,250	Term Loan, 9.69%, Maturing December 30, 2012	170,760
K&F Industries, Inc.
343,860	Term Loan, 7.12%, Maturing November 18, 2012	345,525
Spirit Aerosystems, Inc.
817,783	Term Loan, 7.88%, Maturing December 31, 2011	820,339
Transdigm, Inc.
1,425,000	Term Loan, 7.11%, Maturing June 23, 2013	1,436,578
Vought Aircraft Industries, Inc.
883,059	Term Loan, 7.88%, Maturing December 17, 2011	889,865
Wesco Aircraft Hardware Corp.
425,000	Term Loan, 7.60%, Maturing September 29, 2013	428,055
		$5,583,101
Air Transport — 0.6%
Delta Air Lines, Inc.
$400,000	Term Loan, 8.12%, Maturing March 27, 2008	$403,833
675,000	Term Loan, 10.12%, Maturing March 27, 2008	687,604
Northwest Airlines, Inc.
700,000	DIP Loan, 7.85%, Maturing August 21, 2008	704,812
United Airlines, Inc.
674,734	Term Loan, 7.38%, Maturing February 1, 2012	681,000
96,391	Term Loan, 7.38%, Maturing February 1, 2012	97,286
		$2,574,535
Automotive — 3.4%
Accuride Corp.
$1,049,795	Term Loan, 7.38%, Maturing January 31, 2012	$1,052,092
Affina Group, Inc.
268,350	Term Loan, 8.38%, Maturing November 30, 2011	269,775

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Dana Corp.
$1,500,000	DIP Loan, 7.55%, Maturing April 13, 2008	$1,502,356
Dayco Products, LLC
547,250	Term Loan, 7.90%, Maturing June 21, 2011	545,426
Dura Operating Corp.
54,054	Term Loan, 8.57%, Maturing December 31, 2007	54,122
445,946	Term Loan, 8.63%, Maturing December 31, 2007	446,503
Exide Technologies, Inc.
82,267	Term Loan, 11.75%, Maturing May 5, 2010	86,484
83,275	Term Loan, 11.75%, Maturing May 5, 2010	87,543
Federal-Mogul Corp.
500,000	DIP Loan, 7.35%, Maturing July 1, 2007	501,437
1,350,000	Term Loan, 9.10%, Maturing July 1, 2007	1,357,594
Ford Motor Company
975,000	Term Loan, 8.36%, Maturing December 15, 2013	976,916
General Motors Corp.
1,700,000	Term Loan, 7.75%, Maturing November 29, 2013	1,703,320
Goodyear Tire & Rubber Co.
1,500,000	Term Loan, 8.14%, Maturing April 30, 2010	1,520,313
Insurance Auto Auctions, Inc.
448,637	Term Loan, 7.87%, Maturing May 19, 2012	450,600
Rally Parts, LLC
900,000	Term Loan, 7.85%, Maturing November 30, 2013	905,625
Tenneco Automotive, Inc.
1,040,090	Term Loan, 7.36%, Maturing December 12, 2009	1,046,753
462,312	Term Loan, 8.36%, Maturing December 12, 2010	465,273
Trimas Corp.
187,500	Term Loan, 8.10%, Maturing August 2, 2011	188,496
810,469	Term Loan, 8.13%, Maturing August 2, 2013	814,775
TRW Automotive, Inc.
147,375	Term Loan, 8.10%, Maturing October 31, 2010	147,252
407,818	Term Loan, 8.10%, Maturing June 30, 2012	407,403
United Components, Inc.
803,030	Term Loan, 7.38%, Maturing June 30, 2010	807,045
		$15,337,103
Beverage and Tobacco — 0.7%
Alliance One International, Inc.
$430,862	Term Loan, 8.85%, Maturing May 13, 2010	$436,247
Constellation Brands, Inc.
645,833	Term Loan, 6.88%, Maturing June 5, 2013	649,152
Culligan International Co.
278,541	Term Loan, 7.10%, Maturing September 30, 2011	279,325

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Beverage and Tobacco (continued)
Le-Nature's, Inc.
$217,391	Term Loan, 9.39%, Maturing March 1, 2011(2)	$137,902
National Dairy Holdings, L.P.
365,571	Term Loan, 8.37%, Maturing March 15, 2012	366,485
Reynolds American, Inc.
820,875	Term Loan, 7.14%, Maturing May 31, 2012	827,417
Southern Wine & Spirits of America, Inc.
335,275	Term Loan, 6.86%, Maturing May 31, 2012	336,480
		$3,033,008
Brokers, Dealers and Investment Houses — 0.2%
Ameritrade Holding Corp.
$843,989	Term Loan, 8.37%, Maturing December 31, 2012	$844,868
		$844,868
Building and Development — 4.0%
Beacon Sales Acquisition, Inc.
$300,000	Term Loan, 7.35%, Maturing September 30, 2013	$300,750
Biomed Realty, L.P.
1,345,000	Term Loan, 7.60%, Maturing May 31, 2010	1,341,637
Capital Automotive REIT
325,592	Term Loan, 7.10%, Maturing December 16, 2010	327,582
Contech Construction Products
795,908	Term Loan, 7.37%, Maturing January 13, 2013	796,654
Epco / Fantome, LLC
240,000	Term Loan, 8.87%, Maturing November 23, 2010	241,200
Gables GP, Inc.
11,184	Term Loan, 6.98%, Maturing March 31, 2007	11,204
General Growth Properties, Inc.
500,000	Term Loan, 6.60%, Maturing February 24, 2011	497,608
Landsource Communities, LLC
2,003,000	Term Loan, 7.88%, Maturing March 31, 2010	1,984,222
Lanoga Corp.
348,252	Term Loan, 7.11%, Maturing June 29, 2013	347,382
LNR Property Corp.
750,000	Term Loan, 8.11%, Maturing July 3, 2011	753,906
Mueller Group, Inc.
1,369,952	Term Loan, 7.37%, Maturing October 3, 2012	1,379,656
NCI Building Systems, Inc.
200,893	Term Loan, 6.85%, Maturing June 18, 2010	201,018
Newkirk Master, L.P.
267,916	Term Loan, 7.10%, Maturing August 11, 2008	268,334
209,218	Term Loan, 7.10%, Maturing August 11, 2008	209,545

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Nortek, Inc.
$322,575	Term Loan, 7.36%, Maturing August 27, 2011	$322,373
Panolam Industries Holdings, Inc.
964,392	Term Loan, 8.11%, Maturing September 30, 2012	967,406
Ply Gem Industries, Inc.
374,063	Term Loan, 7.37%, Maturing August 15, 2011	377,453
12,406	Term Loan, 8.37%, Maturing August 15, 2011	12,398
186,094	Term Loan, 8.37%, Maturing August 15, 2011	185,977
Rubicon GSA II, LLC
800,000	Term Loan, 8.10%, Maturing July 7, 2008	800,000
Standard Pacific Corp.
500,000	Term Loan, 6.87%, Maturing May 5, 2013	492,500
Stile Acquisition Corp.
323,949	Term Loan, 7.38%, Maturing April 6, 2013	318,090
Stile U.S. Acquisition Corp.
324,501	Term Loan, 8.12%, Maturing April 6, 2013	318,632
TE / Tousa Senior, LLC
600,000	Term Loan, 7.11%, Maturing July 29, 2008	494,572
The Woodlands Commercial Property, Inc.
320,000	Term Loan, 7.37%, Maturing August 29, 2009	320,400
80,000	Term Loan, 7.37%, Maturing August 29, 2009	80,100
TRU 2005 RE Holding Co.
2,450,000	Term Loan, 8.10%, Maturing December 9, 2008	2,462,250
Trustreet Properties, Inc.
2,000,000	Term Loan, 8.10%, Maturing April 8, 2010	2,005,000
		$17,817,849
Business Equipment and Services — 5.5%
Acco Brands Corp.
$1,721,912	Term Loan, 7.10%, Maturing August 17, 2012	$1,728,369
Activant Solutions, Inc.
239,135	Term Loan, 7.38%, Maturing May 2, 2013	237,491
Acxiom Corp.
1,496,250	Term Loan, 7.10%, Maturing September 15, 2012	1,504,666
Affiliated Computer Services
1,569,619	Term Loan, 7.36%, Maturing March 20, 2013	1,575,897
694,241	Term Loan, 7.38%, Maturing March 20, 2013	697,181
Affinion Group, Inc.
1,410,195	Term Loan, 7.38%, Maturing October 17, 2012	1,418,127
Allied Security Holdings, LLC
346,818	Term Loan, 7.63%, Maturing June 30, 2010	349,419
Audatex North America, Inc.
997,500	Term Loan, 8.38%, Maturing April 13, 2013	1,005,605

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Buhrmann US, Inc.
$291,767	Term Loan, 7.12%, Maturing December 31, 2010	$292,496
DynCorp International, LLC
103,425	Term Loan, 7.66%, Maturing February 11, 2011	104,115
Gate Gourmet Borrower, LLC
153,395	Term Loan, 8.10%, Maturing March 9, 2012	155,312
22,222	Term Loan, 8.11%, Maturing March 9, 2012	21,889
Intergraph Corp.
500,000	Term Loan, 7.12%, Maturing May 29, 2014	502,812
Iron Mountain, Inc.
531,600	Term Loan, 7.13%, Maturing April 2, 2011	532,929
156,000	Term Loan, 7.60%, Maturing April 2, 2011	156,455
Mitchell International, Inc.
687,784	Term Loan, 7.88%, Maturing August 15, 2011	690,793
N.E.W. Holdings I, LLC
334,613	Term Loan, 8.11%, Maturing August 8, 2014	336,286
Nielsen Finance, LLC
3,250,000	Term Loan, 8.13%, Maturing August 9, 2013	3,276,630
Protection One, Inc.
1,043,991	Term Loan, 7.86%, Maturing March 31, 2012	1,047,906
Quantum Corp.
194,444	Term Loan, 9.44%, Maturing August 22, 2012	194,688
SunGard Data Systems, Inc.
5,001,636	Term Loan, 7.88%, Maturing February 11, 2013	5,055,754
TDS Investor Corp.
1,817,002	Term Loan, 8.36%, Maturing August 23, 2013	1,823,674
178,444	Term Loan, 8.36%, Maturing August 23, 2013	179,099
US Investigations Services, Inc.
1,000,000	Term Loan, 7.69%, Maturing October 14, 2012	1,005,000
Williams Scotsman, Inc.
750,000	Term Loan, 6.85%, Maturing June 27, 2010	749,063
		$24,641,656
Cable and Satellite Television — 4.8%
Atlantic Broadband Finance, LLC
$347,376	Term Loan, 8.11%, Maturing February 10, 2011	$352,876
500,000	Term Loan, 8.11%, Maturing February 10, 2011	507,917
Bresnan Broadband Holdings, LLC
700,000	Term Loan, 7.12%, Maturing March 29, 2014	699,913
Charter Communications Operating, LLC
4,934,441	Term Loan, 8.01%, Maturing April 28, 2013	4,972,372
CSC Holdings, Inc.
2,313,375	Term Loan, 7.12%, Maturing March 29, 2013	2,316,702
Insight Midwest Holdings, LLC
3,500,000	Term Loan, 7.61%, Maturing April 6, 2014	3,526,250

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
MCC Iowa, LLC
$264,250	Term Loan, 7.37%, Maturing March 31, 2010	$259,130
Mediacom Broadband Group
250,000	Term Loan, 7.37%, Maturing January 31, 2015	249,277
Mediacom Illinois, LLC
447,500	Term Loan, 7.37%, Maturing January 31, 2015	447,260
NTL Investment Holdings, Ltd.
677,570	Term Loan, 7.36%, Maturing March 30, 2012	681,099
Persona Communications Corp.
478,889	Term Loan, 0.00%, Maturing October 12, 2013(4)	481,882
771,111	Term Loan, 8.11%, Maturing October 12, 2013	775,931
UGS Corp.
2,817,152	Term Loan, 7.13%, Maturing March 31, 2012	2,817,738
UPC Broadband Holding B.V.
1,605,000	Term Loan, 7.64%, Maturing March 31, 2013	1,608,411
1,605,000	Term Loan, 7.64%, Maturing December 31, 2013	1,608,411
		$21,305,169
Chemicals and Plastics — 5.8%
Basell Af S.A.R.L.
$125,000	Term Loan, 8.38%, Maturing August 1, 2013	$126,563
25,000	Term Loan, 8.38%, Maturing August 1, 2013	25,313
125,000	Term Loan, 8.38%, Maturing August 1, 2014	126,563
25,000	Term Loan, 8.38%, Maturing August 1, 2014	25,313
Brenntag Holding GmbH and Co. KG
58,909	Term Loan, 8.08%, Maturing December 23, 2013	59,406
241,091	Term Loan, 8.08%, Maturing December 23, 2013	243,653
Celanese Holdings, LLC
2,467,797	Term Loan, 7.11%, Maturing June 4, 2011	2,477,501
Columbian Chemical Acquisition
1,000,000	Term Loan, 7.11%, Maturing March 16, 2013	1,001,250
Georgia Gulf Corp.
2,026,172	Term Loan, 7.35%, Maturing October 3, 2013	2,038,835
Hercules, Inc.
375,714	Term Loan, 6.87%, Maturing October 8, 2010	376,137
Hexion Specialty Chemicals, Inc.
1,495,559	Term Loan, 7.88%, Maturing May 5, 2013	1,495,456
324,064	Term Loan, 7.88%, Maturing May 5, 2013	324,042
750,000	Term Loan, 7.88%, Maturing May 5, 2013	749,948
Huntsman International, LLC
644,892	Term Loan, 7.10%, Maturing August 16, 2012	646,056
Ineos Group
668,250	Term Loan, 7.61%, Maturing December 14, 2013	675,698
668,250	Term Loan, 8.11%, Maturing December 14, 2014	675,698

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Innophos, Inc.
$203,594	Term Loan, 7.60%, Maturing August 10, 2010	$204,399
Invista B.V.
198,000	Term Loan, 6.88%, Maturing April 30, 2010	196,763
163,180	Term Loan, 6.88%, Maturing April 29, 2011	162,976
86,497	Term Loan, 6.88%, Maturing April 29, 2011	86,389
ISP Chemo, Inc.
1,243,112	Term Loan, 7.41%, Maturing February 16, 2013	1,246,414
Kranton Polymers, LLC
1,448,792	Term Loan, 7.38%, Maturing May 12, 2013	1,453,320
Lucite International Group
324,427	Term Loan, 0.00%, Maturing July 7, 2013(4)	327,169
920,945	Term Loan, 7.11%, Maturing July 7, 2013	928,727
Lyondell Chemical Co.
1,496,250	Term Loan, 7.12%, Maturing August 16, 2013	1,504,666
Momentive Performance Material
650,000	Term Loan, 7.63%, Maturing December 4, 2013	651,760
Mosaic Co.
1,697,000	Term Loan, 7.11%, Maturing December 21, 2012	1,712,380
Nalco Co.
1,630,410	Term Loan, 7.18%, Maturing November 4, 2010	1,638,376
PQ Corp.
1,563,266	Term Loan, 7.37%, Maturing February 10, 2012	1,570,430
Rockwood Specialties Group, Inc.
2,898,799	Term Loan, 7.38%, Maturing December 10, 2012	2,915,830
Solo Cup Co.
294,676	Term Loan, 8.87%, Maturing February 27, 2011	297,047
		$25,964,078
Clothing / Textiles — 0.5%
Hanesbrands, Inc.
$787,161	Term Loan, 7.68%, Maturing September 5, 2013	$795,574
Propex Fabrics, Inc.
183,986	Term Loan, 7.63%, Maturing July 31, 2012	183,986
The William Carter Co.
1,057,433	Term Loan, 6.87%, Maturing July 14, 2012	1,056,772
		$2,036,332
Conglomerates — 3.1%
Amsted Industries, Inc.
$991,234	Term Loan, 7.37%, Maturing October 15, 2010	$991,853
Bushnell Performance Optics
693,171	Term Loan, 8.37%, Maturing August 19, 2011	698,080
Education Management, LLC
2,447,000	Term Loan, 7.88%, Maturing June 1, 2013	2,466,576

Principal Amount	Borrower/Tranche Description	Value
Conglomerates (continued)
Goodman Global Holdings, Inc.
$488,076	Term Loan, 7.13%, Maturing December 23, 2011	$488,076
Jarden Corp.
106,604	Term Loan, 7.11%, Maturing January 24, 2012	106,618
1,163,920	Term Loan, 7.36%, Maturing January 24, 2012	1,167,011
Johnson Diversey, Inc.
1,283,545	Term Loan, 7.87%, Maturing December 16, 2011	1,295,378
Polymer Group, Inc.
1,608,750	Term Loan, 7.61%, Maturing November 22, 2012	1,612,772
PP Acquisition Corp.
331,734	Term Loan, 7.37%, Maturing November 12, 2011	334,222
Rexnord Corp.
1,450,820	Term Loan, 7.88%, Maturing July 19, 2013	1,455,958
RGIS Holdings, LLC
1,067,143	Term Loan, 7.86%, Maturing February 15, 2013	1,066,810
Sensata Technologies Finance Co.
1,644,244	Term Loan, 7.13%, Maturing April 27, 2013	1,635,380
Terex Corp.
497,500	Term Loan, 7.11%, Maturing July 13, 2013	499,366
		$13,818,100
Containers and Glass Products — 2.5%
Berry Plastics Corp.
$1,496,250	Term Loan, 7.12%, Maturing September 20, 2013	$1,501,394
Bluegrass Container Co.
767,773	Term Loan, 7.36%, Maturing June 30, 2013	775,930
229,727	Term Loan, 7.36%, Maturing June 30, 2013	232,628
Crown Americas, LLC
495,000	Term Loan, 7.12%, Maturing November 15, 2012	496,392
Graham Packaging Holdings Co.
2,497,079	Term Loan, 7.73%, Maturing October 7, 2011	2,514,916
Graphic Packaging International, Inc.
3,439,218	Term Loan, 7.89%, Maturing August 8, 2010	3,483,436
IPG (US), Inc.
343,000	Term Loan, 7.09%, Maturing July 28, 2011	343,000
JSG Acquisitions
195,000	Term Loan, 7.87%, Maturing December 31, 2013	196,767
195,000	Term Loan, 7.87%, Maturing December 13, 2014	197,742
Kranson Industries, Inc.
299,250	Term Loan, 8.11%, Maturing July 31, 2013	300,933
Owens-Brockway Glass Container
415,438	Term Loan, 6.85%, Maturing June 14, 2013	416,061
Pregis Corp.
296,250	Term Loan, 7.61%, Maturing October 12, 2011	298,657

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Smurfit-Stone Container Corp.
$42,866	Term Loan, 4.73%, Maturing November 1, 2011	$43,183
251,640	Term Loan, 7.63%, Maturing November 1, 2011	253,498
247,317	Term Loan, 7.63%, Maturing November 1, 2011	249,003
		$11,303,540
Cosmetics / Toiletries — 0.1%
American Safety Razor Co.
$248,750	Term Loan, 7.85%, Maturing July 31, 2013	$250,616
Prestige Brands, Inc.
291,750	Term Loan, 7.71%, Maturing April 7, 2011	293,269
		$543,885
Drugs — 0.4%
Warner Chilcott Corp.
$208,313	Term Loan, 7.61%, Maturing January 18, 2012	$209,302
1,164,736	Term Loan, 7.61%, Maturing January 18, 2012	1,171,600
319,778	Term Loan, 7.63%, Maturing January 18, 2012	321,662
		$1,702,564
Ecological Services and Equipment — 1.0%
Allied Waste Industries, Inc.
$500,576	Term Loan, 7.63%, Maturing January 15, 2012	$502,270
1,128,803	Term Loan, 7.63%, Maturing January 15, 2012	1,131,675
Casella Waste Systems, Inc.
500,000	Term Loan, 7.37%, Maturing April 28, 2010	501,250
Duratek, Inc.
156,673	Term Loan, 7.63%, Maturing June 7, 2013	157,799
Energysolutions, LLC
16,509	Term Loan, 7.60%, Maturing June 7, 2013	16,628
345,985	Term Loan, 7.63%, Maturing June 7, 2013	348,472
Environmental Systems, Inc.
195,668	Term Loan, 8.87%, Maturing December 12, 2008	196,647
IESI Corp.
1,300,000	Term Loan, 7.12%, Maturing January 20, 2012	1,302,032
Sensus Metering Systems, Inc.
220,686	Term Loan, 8.25%, Maturing December 17, 2010	220,135
29,314	Term Loan, 8.25%, Maturing December 17, 2010	29,240
		$4,406,148
Electronics / Electrical — 3.7%
Advanced Micro Devices, Inc.
$975,143	Term Loan, 7.43%, Maturing December 31, 2013	$981,116

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
AMI Semiconductor, Inc.
$1,103,133	Term Loan, 6.85%, Maturing April 1, 2012	$1,099,686
Aspect Software, Inc.
1,296,750	Term Loan, 8.38%, Maturing July 11, 2011	1,298,912
Communications & Power, Inc.
416,667	Term Loan, 7.12%, Maturing July 23, 2010	418,490
Enersys Capital, Inc.
496,183	Term Loan, 7.42%, Maturing March 17, 2011	499,285
Fairchild Semiconductor Corp.
572,125	Term Loan, 6.86%, Maturing June 26, 2013	570,695
Freescale Semiconductor, Inc.
2,400,000	Term Loan, 7.37%, Maturing December 1, 2013	2,414,678
Infor Enterprise Solutions
1,147,125	Term Loan, 8.11%, Maturing July 28, 2012	1,159,313
598,500	Term Loan, 9.12%, Maturing July 28, 2012	606,355
Invensys International Holding
472,222	Term Loan, 7.62%, Maturing December 15, 2010	475,764
527,778	Term Loan, 7.40%, Maturing January 15, 2011	531,736
Rayovac Corp.
416,458	Term Loan, 6.88%, Maturing February 7, 2012	418,355
Rexel S.A.
600,000	Term Loan, 7.61%, Maturing March 16, 2013	602,625
Sanmina-SCI Corp.
1,000,000	Term Loan, 7.88%, Maturing January 31, 2008	1,004,000
Security Co., Inc.
97,503	Term Loan, 10.25%, Maturing June 28, 2010	97,991
Serena Software, Inc.
500,000	Term Loan, 7.13%, Maturing March 10, 2013	500,625
Telcordia Technologies, Inc.
966,835	Term Loan, 8.36%, Maturing September 15, 2012	951,879
TTM Technologies, Inc.
500,000	Term Loan, 8.10%, Maturing October 27, 2012	502,500
Verifone, Inc.
675,000	Term Loan, 7.12%, Maturing October 31, 2013	677,004
Vertafore, Inc.
1,321,788	Term Loan, 7.37%, Maturing January 31, 2012	1,328,397
170,334	Term Loan, 7.87%, Maturing January 31, 2012	171,185
		$16,310,591
Equipment Leasing — 0.8%
AWAS Capital, Inc.
$292,388	Term Loan, 8.38%, Maturing March 22, 2013	$287,637
Maxim Crane Works, L.P.
169,517	Term Loan, 7.37%, Maturing January 28, 2010	170,152

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Equipment Leasing (continued)
The Hertz Corp.
$227,778	Term Loan, 5.37%, Maturing December 21, 2012	$229,584
1,809,727	Term Loan, 6.86%, Maturing December 21, 2012	1,824,078
United Rentals, Inc.
328,620	Term Loan, 7.38%, Maturing February 14, 2011	330,572
723,843	Term Loan, 7.38%, Maturing February 14, 2011	728,141
		$3,570,164
Farming / Agriculture — 0.3%
BF Bolthouse HoldCo, LLC
$946,616	Term Loan, 7.63%, Maturing December 16, 2012	$948,390
Central Garden & Pet Co.
248,125	Term Loan, 6.85%, Maturing February 28, 2014	248,384
United Agri Products, Inc.
249,375	Term Loan, 7.38%, Maturing June 8, 2012	249,998
		$1,446,772
Financial Intermediaries — 2.4%
AIMCO Properties, L.P.
$1,225,000	Term Loan, 6.91%, Maturing March 23, 2011	$1,228,828
Citgo III, Ltd.
250,000	Term Loan, 6.74%, Maturing June 30, 2013	252,031
250,000	Term Loan, 8.61%, Maturing June 30, 2014	252,969
Coinstar, Inc.
623,911	Term Loan, 7.37%, Maturing July 7, 2011	627,811
E.A. Viner International Co.
995,000	Term Loan, 7.10%, Maturing July 31, 2013	1,002,463
Elster Group GmbH (Ruhrgas)
317,225	Term Loan, 7.86%, Maturing June 12, 2013	320,596
317,225	Term Loan, 8.36%, Maturing June 12, 2014	322,182
Fidelity National Information Solutions, Inc.
1,997,632	Term Loan, 7.10%, Maturing March 9, 2013	1,999,955
Grosvenor Capital Management Holdings
750,000	Term Loan, 7.63%, Maturing December 5, 2013	754,219
IPayment, Inc.
1,245,612	Term Loan, 7.36%, Maturing May 10, 2013	1,243,277
LPL Holdings, Inc.
1,367,175	Term Loan, 8.11%, Maturing June 29, 2013	1,372,943
Oxford Acquisition III, Ltd.
1,000,000	Term loan, 7.75%, Maturing September 27, 2013	1,008,125
The Macerich Partnership, L.P.
500,000	Term Loan, 6.88%, Maturing April 25, 2010	500,521
		$10,885,920

Principal Amount	Borrower/Tranche Description	Value
Food Products — 2.8%
Acosta, Inc.
$1,947,625	Term Loan, 8.10%, Maturing July 28, 2013	$1,967,913
American Seafoods Group, LLC
389,186	Term Loan, 7.11%, Maturing September 30, 2011	388,700
194,496	Term Loan, 8.38%, Maturing September 30, 2012	194,739
Chiquita Brands, LLC
2,032,392	Term Loan, 8.38%, Maturing June 28, 2012	2,057,796
Del Monte Corp.
497,500	Term Loan, 6.96%, Maturing February 8, 2012	498,566
Michael Foods, Inc.
282,370	Term Loan, 7.35%, Maturing November 21, 2010	283,134
Nash-Finch Co.
182,857	Term Loan, 7.94%, Maturing November 12, 2010	182,800
Nutro Products, Inc.
1,990,609	Term Loan, 7.36%, Maturing April 26, 2013	1,995,586
Pinnacle Foods Holdings Corp.
2,631,747	Term Loan, 7.37%, Maturing November 25, 2010	2,640,629
QCE Finance, LLC
497,500	Term Loan, 7.63%, Maturing May 5, 2013	496,789
Reddy Ice Group, Inc.
1,675,000	Term Loan, 7.12%, Maturing August 9, 2012	1,677,094
		$12,383,746
Food Service — 1.5%
AFC Enterprises, Inc.
$177,965	Term Loan, 7.38%, Maturing May 23, 2009	$178,632
Buffets, Inc.
81,667	Term Loan, 5.27%, Maturing May 1, 2013	82,126
618,333	Term Loan, 8.36%, Maturing November 1, 2013	621,811
Burger King Corp.
1,388,541	Term Loan, 6.88%, Maturing June 30, 2012	1,389,602
CBRL Group, Inc.
579,172	Term Loan, 6.87%, Maturing April 27, 2013	579,172
CKE Restaurants, Inc.
441,392	Term Loan, 7.38%, Maturing May 1, 2010	443,323
Denny's, Inc.
133,333	Term Loan, 7.60%, Maturing March 31, 2012	134,500
818,653	Term Loan, 10.12%, Maturing March 31, 2012	825,816
Domino's, Inc.
1,834,257	Term Loan, 6.88%, Maturing June 25, 2010	1,835,404
Landry's Restaurants, Inc.
252,348	Term Loan, 7.12%, Maturing December 28, 2010	252,611
NPC International, Inc.
208,333	Term Loan, 7.12%, Maturing May 3, 2013	208,073

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
Sagittarius Restaurants, LLC
$248,125	Term Loan, 7.62%, Maturing March 29, 2013	$248,590
		$6,799,660
Food / Drug Retailers — 1.4%
General Nutrition Centers, Inc.
$48,500	Term Loan, 8.10%, Maturing December 5, 2009	$48,758
Giant Eagle, Inc.
198,000	Term Loan, 7.60%, Maturing November 7, 2012	198,433
Roundy's Supermarkets, Inc.
2,341,462	Term Loan, 8.37%, Maturing November 3, 2011	2,365,462
Supervalu, Inc.
1,168,053	Term Loan, 7.10%, Maturing June 1, 2012	1,171,908
The Jean Coutu Group (PJC), Inc.
1,223,511	Term Loan, 7.94%, Maturing July 30, 2011	1,227,389
The Pantry, Inc.
1,143,475	Term Loan, 7.11%, Maturing January 2, 2012	1,147,048
		$6,158,998
Forest Products — 1.8%
Appleton Papers, Inc.
$705,098	Term Loan, 7.62%, Maturing June 11, 2010	$708,183
Boise Cascade Holdings, LLC
1,361,635	Term Loan, 7.13%, Maturing October 29, 2011	1,368,954
Buckeye Technologies, Inc.
1,050,386	Term Loan, 7.41%, Maturing April 15, 2010	1,051,481
Georgia-Pacific Corp.
3,922,932	Term Loan, 7.36%, Maturing December 20, 2012	3,945,814
NewPage Corp.
349,414	Term Loan, 8.45%, Maturing May 2, 2011	352,034
Xerium Technologies, Inc.
724,031	Term Loan, 7.94%, Maturing May 18, 2012	723,126
		$8,149,592
Healthcare — 9.5%
Accellent, Inc.
$994,975	Term Loan, 7.37%, Maturing November 22, 2012	$994,975
American Medical Systems
822,938	Term Loan, 6.85%, Maturing July 20, 2012	823,966
Ameripath, Inc.
1,240,625	Term Loan, 8.37%, Maturing October 31, 2012	1,242,176
AMN Healthcare, Inc.
182,744	Term Loan, 8.41%, Maturing November 2, 2011	183,430

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
AMR HoldCo, Inc.
$994,937	Term Loan, 7.38%, Maturing February 10, 2012	$997,424
Community Health Systems, Inc.
3,170,241	Term Loan, 7.11%, Maturing August 19, 2011	3,176,927
1,596,000	Term Loan, 7.11%, Maturing February 29, 2012	1,599,366
Concentra Operating Corp.
1,683,425	Term Loan, 7.41%, Maturing September 30, 2011	1,689,738
Conmed Corp.
1,209,790	Term Loan, 7.41%, Maturing April 13, 2013	1,210,547
CRC Health Corp.
780,329	Term Loan, 7.86%, Maturing February 6, 2013	784,231
Davita, Inc.
2,538,444	Term Loan, 7.42%, Maturing October 5, 2012	2,555,896
DJ Orthopedics, LLC
935,000	Term Loan, 6.88%, Maturing April 7, 2013	933,831
Emdeon Business Services, LLC
1,500,000	Term Loan, 7.87%, Maturing November 16, 2013	1,505,625
Encore Medical Finance, LLC
798,000	Term Loan, 7.87%, Maturing November 3, 2013	800,618
FHC Health Systems, Inc.
500,000	Term Loan, 11.37%, Maturing June 26, 2008	515,000
Fresenius Medical Care Holdings
1,391,987	Term Loan, 6.74%, Maturing March 31, 2013	1,386,478
HCA, Inc.
2,950,000	Term Loan, 8.11%, Maturing November 18, 2013	2,986,096
HealthSouth Corp.
995,000	Term Loan, 8.62%, Maturing March 10, 2013	1,002,946
Healthways, Inc.
1,100,000	Term Loan, 7.10%, Maturing December 1, 2013	1,104,125
Iasis Healthcare, LLC
731,250	Term Loan, 7.62%, Maturing June 16, 2011	736,460
Kinetic Concepts, Inc.
302,764	Term Loan, 7.12%, Maturing October 3, 2009	303,521
Leiner Health Products, Inc.
233,920	Term Loan, 8.88%, Maturing May 27, 2011	235,285
Lifepoint Hospitals, Inc.
2,765,881	Term Loan, 6.98%, Maturing April 15, 2012	2,758,795
Magellan Health Services, Inc.
375,000	Term Loan, 5.23%, Maturing August 15, 2008	375,938
281,250	Term Loan, 7.11%, Maturing August 15, 2008	281,953
Matria Healthcare, Inc.
402,674	Term Loan, 7.37%, Maturing January 19, 2012	403,680
523,688	Term Loan, 7.88%, Maturing January 19, 2012	524,997
Medassets, Inc.
500,000	Term Loan, 7.37%, Maturing October 23, 2013	500,938

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Multiplan Merger Corp.
$948,211	Term Loan, 7.85%, Maturing April 12, 2013	$947,619
Multiplan, Inc.
389,444	Term Loan, 7.85%, Maturing April 12, 2013	389,201
National Mentor Holdings, Inc.
1,222,948	Term Loan, 7.87%, Maturing June 29, 2013	1,229,827
73,271	Term Loan, 7.87%, Maturing June 29, 2013	73,683
National Rental Institutes, Inc.
248,750	Term Loan, 7.63%, Maturing March 31, 2013	248,750
PER-SE Technologies, Inc.
750,000	Term Loan, 8.11%, Maturing January 6, 2013	751,289
Quintiles Transnational Corp.
2,436,600	Term Loan, 7.36%, Maturing March 31, 2013	2,437,514
Radnet Management, Inc.
500,000	Term Loan, 8.85%, Maturing November 15, 2012	501,250
Renal Advantage, Inc.
813,892	Term Loan, 7.86%, Maturing October 5, 2012	819,996
Select Medical Holding Corp.
296,231	Term Loan, 7.11%, Maturing February 24, 2012	291,380
Sheridan Healthcare, Inc.
498,750	Term Loan, 7.13%, Maturing November 9, 2011	501,867
Sunrise Medical Holdings, Inc.
679,543	Term Loan, 8.88%, Maturing May 13, 2010	677,844
Vanguard Health Holding Co., LLC
992,519	Term Loan, 7.69%, Maturing September 23, 2011	995,620
VWR International, Inc.
772,008	Term Loan, 7.63%, Maturing April 7, 2011	774,662
		$42,255,464
Home Furnishings — 1.8%
Interline Brands, Inc.
$389,130	Term Loan, 7.12%, Maturing June 23, 2013	$389,860
562,391	Term Loan, 7.62%, Maturing June 23, 2013	563,446
Knoll, Inc.
1,913,294	Term Loan, 7.11%, Maturing October 3, 2012	1,925,252
National Bedding Co., LLC
1,791,184	Term Loan, 7.37%, Maturing August 31, 2011	1,798,348
Oreck Corp.
497,462	Term Loan, 8.12%, Maturing February 2, 2012	493,109
Sealy Mattress Co.
328,571	Term Loan, 7.10%, Maturing August 25, 2012	328,571
Sealy Mattress Company
2,000,000	Term Loan, 6.61%, Maturing August 25, 2011	1,983,750

Principal Amount	Borrower/Tranche Description	Value
Home Furnishings (continued)
Simmons Co.
$367,333	Term Loan, 7.12%, Maturing December 19, 2011	$369,973
		$7,852,309
Industrial Equipment — 1.5%
Alliance Laundry Holdings, LLC
$548,085	Term Loan, 7.63%, Maturing January 27, 2012	$551,853
Colfax Corp.
985,135	Term Loan, 7.11%, Maturing December 19, 2011	991,907
Douglas Dynamics Holdings, Inc.
1,555,409	Term Loan, 7.11%, Maturing December 16, 2010	1,551,520
Flowserve Corp.
232,592	Term Loan, 6.88%, Maturing August 10, 2012	232,664
Generac Acquisition Corp.
800,000	Term Loan, 7.82%, Maturing November 7, 2013	803,500
Gleason Corp.
187,879	Term Loan, 7.88%, Maturing June 30, 2013	189,229
Kinetek Acquisition Corp.
477,273	Term Loan, 7.85%, Maturing November 10, 2013	479,659
47,727	Term Loan, 7.85%, Maturing November 10, 2013	47,966
MTD Products, Inc.
491,184	Term Loan, 6.88%, Maturing June 1, 2010	489,342
Nacco Materials Handling Group, Inc.
249,375	Term Loan, 8.37%, Maturing March 22, 2013	248,907
TFS Acquisition Corp.
1,221,938	Term Loan, 7.11%, Maturing August 11, 2013	1,231,102
		$6,817,649
Insurance — 1.4%
ARG Holding, Inc.
$500,000	Term Loan, 8.38%, Maturing November 30, 2011	$502,657
CCC Information Services Group
941,204	Term Loan, 7.87%, Maturing February 10, 2013	945,321
Conseco, Inc.
1,496,250	Term Loan, 7.35%, Maturing October 10, 2013	1,502,796
Crawford and Company
952,381	Term Loan, 7.86%, Maturing October 31, 2013	957,143
Hilb, Rogal & Hobbs Co.
272,938	Term Loan, 6.86%, Maturing April 26, 2013	272,596
U.S.I. Holdings Corp.
250,000	Term Loan, 7.63%, Maturing March 24, 2011	250,313
1,689,994	Term Loan, 7.69%, Maturing March 24, 2011	1,692,106
		$6,122,932

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies — 4.8%
AMC Entertainment, Inc.
$1,693,481	Term Loan, 7.11%, Maturing January 26, 2013	$1,706,182
AMF Bowling Worldwide, Inc.
122,610	Term Loan, 8.41%, Maturing August 27, 2009	123,453
Bombardier Recreational Product
550,000	Term Loan, 7.88%, Maturing June 28, 2013	550,516
Cedar Fair, L.P.
1,990,000	Term Loan, 7.85%, Maturing August 30, 2012	2,012,139
Cinemark, Inc.
2,992,500	Term Loan, 7.38%, Maturing October 5, 2013	3,010,997
Dave & Buster's, Inc.
74,375	Term Loan, 7.87%, Maturing March 8, 2013	74,700
124,063	Term Loan, 7.87%, Maturing March 8, 2013	124,605
Easton-Bell Sports, Inc.
1,493,731	Term Loan, 7.10%, Maturing March 16, 2012	1,494,354
HEI Acquisition, LLC
1,000,000	Term Loan, 8.63%, Maturing December 31, 2011	997,500
Mega Blocks, Inc.
994,465	Term Loan, 7.19%, Maturing July 26, 2012	995,086
Metro-Goldwyn-Mayer Holdings, Inc.
873,400	Term Loan, 8.61%, Maturing April 8, 2012	866,304
Regal Cinemas Corp.
2,992,500	Term Loan, 7.11%, Maturing November 10, 2010	2,988,092
Revolution Studios Distribution Co., LLC
1,000,000	Term Loan, 9.10%, Maturing December 21, 2014	1,006,875
Six Flags Theme Parks, Inc.
455,232	Term Loan, 8.25%, Maturing June 30, 2009	461,029
Universal City Development Partners, Ltd.
796,080	Term Loan, 7.38%, Maturing June 9, 2011	799,563
WMG Acquisition Corp.
4,025,745	Term Loan, 7.37%, Maturing February 28, 2011	4,045,121
		$21,256,516
Lodging and Casinos — 2.2%
Ameristar Casinos, Inc.
$743,741	Term Loan, 8.38%, Maturing November 10, 2012	$744,670
Bally Technologies, Inc.
309,632	Term Loan, 7.63%, Maturing September 5, 2009	310,277
Boyd Gaming Corp.
365,625	Term Loan, 6.86%, Maturing June 30, 2011	366,153
CCM Merger, Inc.
197,001	Term Loan, 7.36%, Maturing July 13, 2012	197,173
Fairmont Hotels and Resorts, Inc.
140,686	Term Loan, 8.60%, Maturing May 12, 2011	141,917
Green Valley Ranch Gaming, LLC
297,721	Term Loan, 7.36%, Maturing December 31, 2010	297,675

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Herbst Gaming, Inc.
$324,225	Term Loan, 7.38%, Maturing January 31, 2011	$325,846
Isle of Capri Casinos, Inc.
1,875,708	Term Loan, 7.18%, Maturing February 4, 2012	1,882,976
Penn National Gaming, Inc.
2,156,189	Term Loan, 8.11%, Maturing October 3, 2012	2,169,665
Pinnacle Entertainment, Inc.
1,500,000	Term Loan, 7.37%, Maturing December 14, 2011	1,506,563
Venetian Casino Resort, LLC
307,767	Term Loan, 7.12%, Maturing June 15, 2011	309,291
1,492,678	Term Loan, 7.61%, Maturing June 15, 2011	1,500,070
VML US Finance, LLC
83,333	Term Loan, 0.00%, Maturing May 25, 2012(4)	83,418
166,667	Term Loan, 7.37%, Maturing May 25, 2013	167,979
		$10,003,673
Nonferrous Metals / Minerals — 1.9%
Alpha Natural Resources, LLC
$297,000	Term Loan, 7.11%, Maturing October 26, 2012	$297,650
Carmeuse Lime, Inc.
423,774	Term Loan, 7.19%, Maturing May 2, 2011	424,303
Compass Minerals Group, Inc.
2,260,986	Term Loan, 6.88%, Maturing December 22, 2012	2,267,698
Longyear Global Holdings, Inc.
41,036	Term Loan, 8.61%, Maturing October 6, 2012	41,336
44,193	Term Loan, 8.61%, Maturing October 6, 2012	44,515
413,521	Term Loan, 8.61%, Maturing October 6, 2012	416,536
Magnum Coal Co.
66,013	Term Loan, 8.60%, Maturing March 15, 2013	66,013
656,311	Term Loan, 8.62%, Maturing March 15, 2013	656,311
Murray Energy Corp.
343,875	Term Loan, 8.37%, Maturing January 28, 2010	347,314
Novelis, Inc.
848,745	Term Loan, 7.62%, Maturing January 6, 2012	851,795
1,472,846	Term Loan, 7.62%, Maturing January 6, 2012	1,478,140
Thompson Creek Metals Company
500,000	Term Loan, 7.11%, Maturing October 26, 2012	506,250
Tube City IMS Corp.
1,243,729	Term Loan, 7.12%, Maturing December 31, 2010	1,244,507
		$8,642,368

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas — 2.0%
Citgo Petroleum Corp.
$459,376	Term Loan, 6.74%, Maturing November 15, 2012	$460,141
El Paso Corp.
365,000	Term Loan, 5.33%, Maturing July 31, 2011	367,452
Epco Holdings, Inc.
1,017,282	Term Loan, 7.37%, Maturing August 18, 2010	1,024,276
Niska Gas Storage
211,915	Term Loan, 7.10%, Maturing May 13, 2011	212,114
303,495	Term Loan, 7.10%, Maturing May 13, 2011	303,780
316,280	Term Loan, 7.10%, Maturing May 13, 2011	316,379
1,657,272	Term Loan, 7.10%, Maturing May 12, 2013	1,657,790
Targa Resources, Inc.
925,000	Term Loan, 7.60%, Maturing October 31, 2007	926,228
329,922	Term Loan, 7.62%, Maturing October 31, 2012	331,777
1,434,021	Term Loan, 7.62%, Maturing October 31, 2012	1,442,088
W&T Offshore, Inc.
2,000,000	Term Loan, 7.37%, Maturing May 26, 2010	2,011,666
		$9,053,691
Publishing — 4.4%
American Media Operations, Inc.
$1,075,000	Term Loan, 7.11%, Maturing January 31, 2013	$1,081,831
Banta Corporation
750,000	Term Loan, 8.38%, Maturing November 20, 2013	751,875
Black Press US Partnership
376,833	Term Loan, 7.37%, Maturing August 2, 2013	379,660
620,667	Term Loan, 7.37%, Maturing August 2, 2013	625,322
Dex Media East, LLC
1,409,596	Term Loan, 6.87%, Maturing May 8, 2009	1,408,234
Dex Media West, LLC
107,131	Term Loan, 6.87%, Maturing March 9, 2010	106,930
403,856	Term Loan, 6.87%, Maturing September 9, 2010	403,553
Gatehouse Media Operating, Inc.
1,223,684	Term Loan, 8.10%, Maturing June 6, 2013	1,227,254
Idearc, Inc.
4,800,000	Term Loan, 7.35%, Maturing November 17, 2014	4,829,851
Medianews Group, Inc.
MediaNews Group, Inc.
403,396	Term Loan, 7.37%, Maturing August 25, 2010	399,278
273,625	Term Loan, 7.37%, Maturing August 2, 2013	273,910
Merrill Communications, LLC
1,193,553	Term Loan, 7.61%, Maturing February 9, 2009	1,197,843
Nebraska Book Co., Inc.
337,439	Term Loan, 7.88%, Maturing March 4, 2011	338,915
Newspaper Holdings, Inc.
300,000	Term Loan, 6.88%, Maturing August 24, 2012	298,688

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Philadelphia Newspapers, LLC
$497,500	Term Loan, 8.12%, Maturing June 29, 2013	$495,220
R.H. Donnelley Corp.
5,230	Term Loan, 7.86%, Maturing December 31, 2009	5,205
439,390	Term Loan, 7.86%, Maturing June 30, 2010	438,444
Source Media, Inc.
700,190	Term Loan, 7.61%, Maturing November 8, 2011	703,691
SP Newsprint Co.
871,627	Term Loan, 7.11%, Maturing January 9, 2010	875,986
Sun Media Corp.
1,483,713	Term Loan, 7.88%, Maturing February 7, 2009	1,487,114
Xsys US, Inc.
132,027	Term Loan, 7.37%, Maturing September 27, 2013	132,893
134,855	Term Loan, 7.37%, Maturing September 27, 2014	136,415
Xsys, Inc.
645,050	Term Loan, 7.37%, Maturing September 27, 2013	649,404
645,050	Term Loan, 7.37%, Maturing September 27, 2014	652,307
Yell Group, PLC
850,000	Term Loan, 7.35%, Maturing February 10, 2013	856,327
		$19,756,150
Radio and Television — 3.2%
Block Communications, Inc.
$148,500	Term Loan, 7.36%, Maturing December 22, 2012	$148,778
Cequel Communications, LLC
2,575,000	Term Loan, 7.62%, Maturing November 5, 2013	2,580,230
CMP Susquehanna Corp.
1,460,357	Term Loan, 7.41%, Maturing May 5, 2013	1,464,738
Cumulus Media, Inc.
995,000	Term Loan, 7.33%, Maturing June 7, 2013	999,809
DirecTV Holdings, LLC
1,826,096	Term Loan, 6.85%, Maturing April 13, 2013	1,830,453
Emmis Operating Company
1,000,000	Term Loan, 7.35%, Maturing November 2, 2013	1,006,953
Entravision Communications Corp.
246,250	Term Loan, 6.87%, Maturing September 29, 2013	246,507
Gray Television, Inc.
297,000	Term Loan, 6.87%, Maturing May 22, 2013	296,841
247,500	Term Loan, 6.87%, Maturing November 22, 2015	247,367
Intelsat Subsuduary Holding Co.
275,000	Term Loan, 7.62%, Maturing July 3, 2013	277,338
LBI Media, Inc.
247,727	Term Loan, 6.87%, Maturing March 31, 2012	245,250
Live Nation Worldwide, Inc.
1,000,000	Term Loan, 8.10%, Maturing December 21, 2013	1,003,750

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Nexstar Broadcasting, Inc.
$158,531	Term Loan, 7.11%, Maturing October 1, 2012	$158,135
150,222	Term Loan, 7.11%, Maturing October 1, 2012	149,846
PanAmSat Corp.
1,675,000	Term Loan, 7.87%, Maturing January 3, 2014	1,693,959
Paxson Communications Corp.
250,000	Term Loan, 8.11%, Maturing January 15, 2012	254,063
Raycom TV Broadcasting, LLC
296,885	Term Loan, 6.88%, Maturing August 28, 2013	295,215
SFX Entertainment
148,500	Term Loan, 7.13%, Maturing June 21, 2013	148,624
Spanish Broadcasting System
868,393	Term Loan, 7.12%, Maturing June 10, 2012	868,031
Young Broadcasting, Inc.
246,250	Term Loan, 7.94%, Maturing November 3, 2012	246,058
		$14,161,945
Rail Industries — 0.2%
Kansas City Southern Railway Co.
$597,000	Term Loan, 7.11%, Maturing March 30, 2008	$597,995
Railamerica, Inc.
228,497	Term Loan, 7.38%, Maturing September 29, 2011	229,211
27,012	Term Loan, 7.38%, Maturing September 29, 2011	27,097
		$854,303
Retailers (Except Food and Drug) — 2.7%
Advantage Sales & Marketing, Inc.
$1,245,612	Term Loan, 7.43%, Maturing March 29, 2013	$1,242,249
Coinmach Laundry Corp.
373,487	Term Loan, 7.87%, Maturing December 19, 2012	377,163
Cumberland Farms, Inc.
1,496,250	Term Loan, 7.37%, Maturing September 29, 2013	1,503,731
FTD, Inc.
498,750	Term Loan, 7.35%, Maturing July 28, 2013	500,932
Harbor Freight Tools USA, Inc.
211,470	Term Loan, 7.12%, Maturing July 15, 2010	211,444
Josten's Corp.
1,234,276	Term Loan, 7.87%, Maturing October 4, 2011	1,241,733
La Petite Academy, Inc.
1,226,925	Term Loan, 7.11%, Maturing August 21, 2012	1,228,459
Neiman Marcus Group, Inc.
750,000	Term Loan, 7.60%, Maturing April 5, 2013	756,138
Oriental Trading Co., Inc.
995,000	Term Loan, 8.17%, Maturing July 31, 2013	999,043

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Pep Boys - Manny, Moe, & Jack
$2,097,494	Term Loan, 8.11%, Maturing January 27, 2011	$2,118,469
Rent-A-Center, Inc.
448,872	Term Loan, 7.12%, Maturing November 15, 2012	449,784
Rover Acquisition Corp.
750,000	Term Loan, 8.37%, Maturing October 26, 2013	754,594
Savers, Inc.
114,213	Term Loan, 8.09%, Maturing August 11, 2012	114,998
135,787	Term Loan, 8.09%, Maturing August 11, 2012	136,720
Travelcenters of America, Inc.
297,000	Term Loan, 7.11%, Maturing November 30, 2008	297,232
		$11,932,689
Surface Transport — 0.7%
Gainey Corp.
$497,500	Term Loan, 8.16%, Maturing April 20, 2012	$498,744
Laidlaw International, Inc.
124,688	Term Loan, 7.11%, Maturing July 31, 2013	125,571
374,063	Term Loan, 7.11%, Maturing July 31, 2013	376,712
Oshkosh Truck Corp.
1,050,000	Term Loan, 7.35%, Maturing December 6, 2013	1,052,133
Sirva Worldwide, Inc.
130,624	Term Loan, 8.25%, Maturing December 1, 2010	119,031
Vanguard Car Rental USA
1,045,720	Term Loan, 8.36%, Maturing June 14, 2013	1,053,346
		$3,225,537
Telecommunications — 3.8%
Alaska Communications Systems Holdings, Inc.
$333,333	Term Loan, 7.11%, Maturing February 1, 2012	$333,750
966,667	Term Loan, 7.11%, Maturing February 1, 2012	967,875
American Cellular Corp.
124,922	Term Loan, 0.00%, Maturing August 7, 2013(4)	125,273
124,688	Term Loan, 7.63%, Maturing August 7, 2013	125,506
Asurion Corp.
921,513	Term Loan, 8.38%, Maturing July 13, 2012	926,697
Cellular South, Inc.
1,241,733	Term Loan, 7.14%, Maturing May 4, 2011	1,242,898
Centennial Cellular Operating Co., LLC
320,833	Term Loan, 7.61%, Maturing February 9, 2011	323,574
Cincinnati Bell, Inc.
246,875	Term Loan, 6.93%, Maturing August 31, 2012	246,836
Consolidated Communications, Inc.
3,310,938	Term Loan, 7.37%, Maturing July 27, 2015	3,316,113

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Fairpoint Communications, Inc.
$1,340,000	Term Loan, 6.86%, Maturing February 8, 2012	$1,340,628
Hawaiian Telcom Communications, Inc.
298,000	Term Loan, 7.62%, Maturing October 31, 2012	297,628
Iowa Telecommunications Services
1,450,000	Term Loan, 7.12%, Maturing November 23, 2011	1,453,754
IPC Acquisition Corp.
498,750	Term Loan, 7.86%, Maturing September 30, 2013	502,699
Metropcs Wireless, Inc.
124,688	Term Loan, 7.61%, Maturing November 3, 2013	125,272
NTelos, Inc.
1,890,664	Term Loan, 7.60%, Maturing August 24, 2011	1,898,463
Stratos Global Corp.
200,000	Term Loan, 6.87%, Maturing February 13, 2012	200,396
Syniverse Holdings, Inc.
228,747	Term Loan, 7.12%, Maturing February 15, 2012	229,748
Triton PCS, Inc.
815,194	Term Loan, 8.10%, Maturing November 18, 2009	821,648
West Corp.
1,500,000	Term Loan, 8.10%, Maturing October 24, 2013	1,502,345
Windstream Corp.
1,125,000	Term Loan, 7.12%, Maturing July 17, 2013	1,132,910
		$17,114,013
Utilities — 2.1%
Astoria Generating Co.
$1,241,689	Term Loan, 8.38%, Maturing February 23, 2013	$1,250,397
BRSP, LLC
500,000	Term Loan, 8.37%, Maturing July 13, 2009	502,500
Cogentrix Delaware Holdings, Inc.
130,254	Term Loan, 6.87%, Maturing April 14, 2012	130,430
Covanta Energy Corp.
249,375	Term Loan, 7.62%, Maturing June 24, 2012	249,375
442,276	Term Loan, 7.62%, Maturing June 24, 2012	446,699
316,144	Term Loan, 7.61%, Maturing May 27, 2013	319,305
LSP General Finance Co., LLC
921,591	Term Loan, 7.11%, Maturing April 14, 2013	924,279
39,649	Term Loan, 8.11%, Maturing April 14, 2013	39,765
Mirant North America, LLC.
297,000	Term Loan, 7.88%, Maturing January 3, 2013	297,026
NRG Energy, Inc.
1,200,000	Term Loan, 7.36%, Maturing February 1, 2013	1,207,154
2,489,936	Term Loan, 7.36%, Maturing February 1, 2013	2,505,856

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Pike Electric, Inc.
$153,136	Term Loan, 6.88%, Maturing July 11, 2012	$153,072
Reliant Energy, Inc.
184,286	Term Loan, 5.22%, Maturing December 1, 2010	185,852
245,714	Term Loan, 7.73%, Maturing December 1, 2010	247,802
Vulcan Energy Corp.
776,840	Term Loan, 7.37%, Maturing July 23, 2010	776,840
		$9,236,352
Total Senior, Floating Rate Interests (identified cost $404,279,742)		$404,902,969
Corporate Bonds & Notes — 0.2%
Principal Amount (000's omitted)	Security	Value
Electronics / Electrical — 0.1%
$300	NXP BV/ NXP Funding, LLC, Variable Rate 8.118%, 10/15/13(3)	$306,000
		$306,000
Telecommunications — 0.1%
$300	Qwest Corp., Sr. Notes, Variable Rate 8.61%, 6/15/13(3)	$326,250
93	Rogers Wireless, Inc., Variable Rate 8.485%, 12/15/10	95,093
		$421,343
Total Corporate Bonds & Notes (identified cost $693,000)		$727,343
Commercial Paper — 6.8%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$8,800,000	01/02/07	AT&T, Inc.	5.34%	$8,798,695
8,800,000	01/04/07	Barton Capital Corp., LLC	5.31%	8,796,106
8,800,000	01/03/07	Countrywide Financial Corp.	5.40%	8,797,360
4,137,000	01/11/07	Old Line Funding, LLC	5.38%	4,130,817
Total Commercial Paper (at amortized cost)				$30,522,978

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 0.5%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$2,427,000	01/02/07	Investors Bank and
		Trust Company
		Time & Deposit	5.31%	$2,427,000

Total Short-Term Investments (at amortized cost)	$2,427,000
Total Gross Investments — 98.2% (identified cost $437,922,721)	$438,580,290
Less Unfunded Loan Commitments — (0.2)%	$(980,400)
Net Investments — 98.0% (identified cost $436,942,321)	$437,599,890
Other Assets, Less Liabilities — 2.0%	$8,939,314
Net Assets — 100.0%	$446,539,204

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of the securities is $632,250 or 0.1% of the Fund's net assets.

(4)  Unfunded loan commitments. See Note 1E for description.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $436,942,321)	$437,599,890
Cash	5,041,169
Receivable for investments sold	169,739
Receivable for Fund shares sold	1,770,770
Interest receivable	2,799,973
Prepaid expenses	14,021
Total assets	$447,395,562
Liabilities
Dividends payable	$135,341
Payable to affiliate for distribution fees	248,636
Payable for shareholder servicing fees	91,152
Payable to affiliate for investment advisory fees	209,650
Payable for Fund shares redeemed	79,396
Payable to affiliate for Trustees' fees	2,200
Accrued expenses	89,983
Total liabilities	$856,358
Net Assets	$446,539,204
Sources of Net Assets
Paid-in capital	$446,616,553
Accumulated net realized loss (computed on the basis of identified cost)	(727,580)
Accumulated net investment loss	(7,338)
Net unrealized appreciation (computed on the basis of identified cost)	657,569
Total	$446,539,204
Net Asset Value, Offering Price and Redemption Price Per Share ($446,539,204 ÷ 44,483,065 shares of beneficial interest outstanding)	$10.04

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Interest	$16,029,987
Total investment income	$16,029,987
Expenses
Investment adviser fee	$1,288,185
Administration fee	419,247
Trustees' fees and expenses	8,190
Distribution fees	560,080
Shareholder servicing fees	140,833
Custodian fee	142,021
Legal and accounting services	43,807
Registration fees	32,989
Transfer and dividend disbursing agent fees	12,001
Printing and postage	5,087
Miscellaneous	15,592
Total expenses	$2,668,032
Deduct — Reduction of custodian fee	$78,671
Total expense reductions	$78,671
Net expenses	$2,589,361
Net investment income	$13,440,626
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(406,916)
Net realized loss	$(406,916)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$134,769
Net change in unrealized appreciation (depreciation)	$134,769
Net realized and unrealized loss	$(272,147)
Net increase in net assets from operations	$13,168,479

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$13,440,626	$3,565,738
Net realized loss from investment transactions	(406,916)	(233,885)
Net change in unrealized appreciation (depreciation) from investments	134,769	(9,239)
Net increase in net assets from operations	$13,168,479	$3,322,614
Distributions to shareholders — From net investment income	$(13,469,226)	$(3,564,220)
Total distributions to shareholders	$(13,469,226)	$3,564,220
Transactions in shares of beneficial interest — Proceeds from sale of shares	$362,026,269	$37,756,714
Net asset value of shares issued to shareholders in payment of distributions declared	12,354,775	3,471,078
Cost of shares redeemed	(25,724,292)	(17,786,686)
Net increase in net assets from Fund share transactions	$348,656,752	$23,441,106
Net increase in net assets	$348,356,005	$23,199,500
Net Assets
At beginning of year	$98,183,199	$74,983,699
At end of year	$446,539,204	$98,183,199
Accumulated undistributed net investment income (loss) included in net assets
At end of year	$(7,338)	$22,112

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2006(1)	2005(1)	2004(1)	2003	2002(1)
Net asset value — Beginning of year	$10.080	$10.100	$10.070	$10.000	$10.000
Income (loss) from operations
Net investment income	$0.602	$0.406	$0.257	$0.222	$0.031
Net realized and unrealized gain (loss)	(0.062)	(0.024)	0.026	0.070	—
Total income from operations	$0.540	$0.382	$0.283	$0.292	$0.031
Less distributions
From net investment income	$(0.580)	$(0.402)	$(0.253)	$(0.222)	$(0.031)
Total distributions	$(0.580)	$(0.402)	$(0.253)	$(0.222)	$(0.031)
Net asset value — End of year	$10.040	$10.080	$10.100	$10.070	$10.000
Total Return(2)	5.50%	3.86%	2.82%	2.93%	0.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$446,539	$98,183	$74,984	$45,412	$36,552
Ratios (As a percentage of average daily net assets):
Expenses	1.19%	1.27%	1.27%	1.36%	1.47%
Expenses after custodian fee reduction	1.16%	1.25%	1.26%	1.36%	1.47%
Net investment income	6.00%	4.03%	2.55%	2.18%	0.31%
Portfolio Turnover	38%	60%	61%	65%	0%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust, which was organized under Massachusetts law on August 14, 2000, is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in income producing, floating rate loans ("Senior Loans") and other floating rate debt securities. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ Global Select Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Short-term debt securities acquired with a remaining maturity of more than 60 days will be valued by a pricing service. Investments for which

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund has elected to be treated as a regulated investment company (RIC) for United States federal tax purposes. The Fund's policy is to comply with the provisions of Section 817-(h) of the Internal Revenue Code regarding Variable Trusts. No provision is made by the Fund for federal or state taxes on any taxable income of the Fund because each separate account in the Fund is ultimately responsible for the payment of any taxes. The Fund will distribute at least annually all of the Fund's net investment income and net realized capital gains, if any. At December 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $490,836, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover expires on December 31, 2012, $48,462, December 31, 2013, $248,072 and December 31, 2014, $194,302. Additionally, at December 31, 2006, the Fund had a net capital loss of $235,405 attributable to security transactions incurred after October 31,2006. This capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

time of declaration. Distributions of net income are paid monthly. Distributions are paid in the form of additional shares unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2005 was as follows:

	Year Ended December 31,
	2006	2005
Distributions declared from:
Ordinary Income	$13,469,226	$3,564,220

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$128,003
Capital loss carryforward	$(490,836)
Unrealized Appreciation	$656,310
Other temporary differences	$(370,826)

During the year ended December 31, 2006, undistributed net investment income was increased by $850 and accumulated net realized gain was decreased by $850 primarily due to differences between book and tax accounting for currency transactions and convertible preferred stocks. This change had no effect on the net assets or the net asset value per share.

  3  Shares of Beneficial Interest

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2006, separate accounts of two insurance companies each owned more than 10% of the Fund's shares outstanding aggregating 79.4% of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2006	2005
Sales	36,067,838	3,739,600
Issued to shareholders electing to receive payments of distributions in Fund shares	1,230,525	343,954
Redemptions	(2,559,352)	(1,762,104)
Net increase	34,739,011	2,321,450

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at the monthly rate of 0.575% per annum of the average daily net assets up to $1 billion, and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2006, the fee amounted to $1,288,185. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

For the period from January 1, 2006 to November 13, 2006, under an Administration Agreement between the Fund and its Administrator, EVM managed and administerd the affairs of the Fund. EVM earned a monthly fee at the annual rate of 0.25% of average daily net assets. For the year ended December 31, 2006, the administration fee amounted to $419,247. For the

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

year ended December 31, 2006, the fee was equivalent to 0.215% annualized. Effective November 14, 2006, EVM will not receive a fee for serving as administrator.

Certain officers and Trustees of the Fund are officers of the above organizations.

  5  Distribution Fees (formerly Service Plan)

The Fund has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). The Fund pays distribution fees equal to 0.25% of average daily net assets annually. Distribution for the year ended December 31, 2006 amounted to $560,080. After the sale of shares insurance companies receive fees based on the value of shares held by such companies. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The insurance companies through which investors hold shares of a Fund may also pay fees to third parties in connection with the sale of Variable Contracts and for services provided to Variable Contract owners. The Fund, the investment adviser or the principal underwriter are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

  6  Shareholder Servicing Fees

The Trust, on behalf of each of its series adopted a Shareholder Servicing Plan ("Servicing Plan") for shares of each Fund effective November 14, 2006. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies , investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders including variable contract owners or plan participants with interests in a Fund. Under the Servicing Plan, the Fund makes payments at an annual rate of 0.25% of the Fund's average daily net assets attributable to its shares. For the period November 14, 2006 (effective date) to December 31, 2006 shareholder servicing fees amounted to $140,833.

  7  Purchases and Sales of Investments

The Fund invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments of Senior Loans for the year ended December 31, 2006 aggregated $392,816,433 and $73,215,014, respectively.

  8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and affiliates in a $550 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees during the year ended December 31, 2006.

  9  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in the value of the investments owned at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$436,943,580
Gross unrealized appreciation	$1,170,776
Gross unrealized depreciation	(514,466)
Net unrealized appreciation	$656,310

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eaton Vance VT Floating-Rate Income Fund ("the Fund"), (one of the series constituting Eaton Vance Variable Trust), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of December 31, 2006, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance VT Floating-Rate Income Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing senior loan portfolios. The Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Fund, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on preserving capital. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "OrbiMed" refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and President	Since 2000	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A.Stout 9/14/57	Trustee	Since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR Officer of 51 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance VT Floating-Rate Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1939-2/07  VTFRHSRC

Annual Report December 31, 2006

EATON VANCE
VT
WORLDWIDE
HEALTH
SCIENCES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•          For the year ended December 31, 2006, the Fund’s shares had a total return of 0.00%.(1) This return was the result of an unchanged net asset value, which was $12.03 on December 31, 2006, and $12.03 on December 31, 2005.

•          The Fund underperformed its primary benchmark, the Standard & Poor’s 500 Index, which had a total return of 15.78% for the year ended December 31, 2006. The Fund lagged the 3.97% average return of the Lipper Health/Biotechnology Fund Classification and also underperformed the 11.88% return of its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index.(2)

Management Discussion

•          During the year ended December 31, 2006, the biotechnology sector experienced a setback after solid performance during the previous several years. Much of the decline came during the first half of the period and was exacerbated by a broad decline in equity markets due to concerns over rising inflation, interest rates and tensions in the Middle East. Management believes the health care sector’s decline was also partly cyclical, coming after several years of strong returns. Management believes the poor performance of biotech stocks may have been driven by extraneous factors unrelated to the financial performance of many companies. In support of this view, earnings for biotech companies remained generally strong during the period.

•          The political and regulatory environment was mixed over the year. On the positive side, the successful launch of the Medicare prescription drug benefit provided additional coverage to many seniors who could otherwise not afford their prescription drugs. The resulting increase in drug utilization is expected to contribute to revenue growth for the industry. On the negative side, the actions of the U.S. Food & Drug Administration (“FDA”) were marked by increased conservatism with respect to new drug approvals. In several cases, drugs with promising clinical trial results were rejected or delayed by the FDA.

•          The Fund’s biotechnology holdings, which made up a majority of the portfolio, underperformed during the period despite solid fundamentals and earnings results. Much of the Fund’s underperformance came from four large, profitable biotechnology companies, which were among the Fund’s largest holdings.* Each of these stocks declined by approximately 10-15% for the year. Their earnings, however, grew an average of 20% during the year, indicating a significant valuation compression.

•          In the second half of the period, an increase in mergers and acquisitions activity among smaller biotech companies caused the sector to recover, and this recovery was reflected in the Fund’s second-half returns. After a decline in performance in the first half, the Fund’s positive performance in the latter six months offset the earlier negative performance.

•          The traditional “big pharma” companies found some traction in 2006, after several years of disappointing results. Share prices of these companies rose modestly on average during the year.

*         Holdings are subject to change due to active management.

(1)  There is no sales charge. Insurance-related charges are not included in calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The S&P 500 Index is an unmanaged index of common stocks trading in the U.S. The MSCI World Pharmaceuticals, Biotechnology, and Life Sciences Index, which recently changed its name from the Morgan Stanley Capital International (MSCI) World Pharmaceuticals and Biotechnology USD Index, is an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life sciences industries. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper total returns are available as of month end only. The Fund’s performance is compared to the performance of a domestic index and a foreign index because it invests in domestic and foreign securities. The Lipper Average is the average total return, at net asset value, of funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance, and the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index, an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life science industries. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in the Fund and the S&P 500 Index and MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance(1)

Average Annual Total Returns at net asset value

One Year	0.00%
Five Years	0.75
Life of Fund†	3.31

†	Inception Date – 5/2/01

(1)	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown.

*         Source: Thomson Financial. Investment operations commenced 5/2/01. The chart uses closest month-end after inception.
Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The graph and performance table do not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indexes’ total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Indexes are unmanaged and it is not possible to invest directly in an Index. Index performance is available as of month-end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

2

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

PORTFOLIO INFORMATION

Common Stock Sector Distribution†

As a percentage of the Fund’s net assets

Common Stock Regional Distribution†

As a percentage of the Fund’s net assets

†	As of December 31, 2006. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings*

As a percentage of the Fund’s net assets

Novartis	8.0%
Amgen Inc.	6.9
Takeda Pharmaceutical Co Ltd	6.7
Genentech Inc	6.3
Schering-Plough Corporation	6.0
Medimmune Inc.	5.8
Astellas Pharma	5.6
Genzyme Corp.	5.2
Wyeth	4.8
Chugai Pharmaceutical Co Ltd	4.4

*         Top Ten Holdings represented 59.7% of total investments as of December 31, 2006. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

3

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs including management fees; distribution and shareholder servicing fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 – December 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, on $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and will not help you determine the relative total costs of owning different funds. In addition, if expenses and charges imposed under the variable contract were included, your costs would have been higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (7/1/06 – 12/31/06)
Actual	$1,000.00	$1,061.80	$8.06
Hypothetical (5% return per year before expenses)	$1,000.00	$1,017.40	$7.88

* Expenses are equal to the Fund's annualized expense ratio of 1.55% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2006. Returns do not include insurance-related charges.

4

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.68%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 7.99%(1)
Novartis AG	36,000	$2,064,338	7.99%
		$2,064,338	7.99%
Major Capitalization-Far East — 16.59%(1)
Astellas Pharma, Inc.	31,690	$1,434,701	5.55%
Chugai Pharmaceuticals Co., Ltd.	55,000	1,130,901	4.37%
Takeda Pharmaceutical Co., Ltd.	25,200	1,724,933	6.67%
		$4,290,535	16.59%
Major Capitalization-North America — 43.34%(1)
Amgen, Inc.(2)	26,000	$1,776,060	6.87%
Biogen Idec, Inc.(2)	16,500	811,635	3.14%
Genentech, Inc.(2)	20,000	1,622,600	6.27%
Genzyme Corp.(2)	21,900	1,348,602	5.21%
Medimmune, Inc.(2)	46,000	1,489,020	5.76%
Pfizer, Inc.	36,700	950,530	3.68%
Schering-Plough Corp.	65,200	1,541,328	5.96%
St. Jude Medical, Inc.(2)	12,000	438,720	1.70%
Wyeth	24,100	1,227,172	4.75%
		$11,205,667	43.34%
Specialty Capitalization-Europe — 0.50%(3)
Acambis plc(2)	64,000	$129,387	0.50%
		$129,387	0.50%
Specialty Capitalization-North America — 29.26%(3)
Affymetrix, Inc.(2)	20,000	$461,200	1.78%
Align Technology, Inc.(2)	20,800	290,576	1.12%
BioMarin Pharmaceutical, Inc.(2)	38,000	622,820	2.41%
Endo Pharmaceuticals Holdings, Inc.(2)	17,000	468,860	1.81%
Exelixis, Inc.(2)	45,000	405,000	1.57%
Gen-Probe, Inc.(2)	20,000	1,047,400	4.05%
LifeCell Corp.(2)	25,000	603,500	2.33%
Ligand Pharmaceuticals, Inc., Class B(2)	42,000	459,900	1.78%
Millennium Pharmaceuticals, Inc.(2)	84,000	915,600	3.54%
NPS Pharmaceuticals, Inc.(2)	34,800	157,644	0.61%
OSI Pharmaceuticals, Inc.(2)	22,000	769,560	2.98%

Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America (continued)
Tanox, Inc.(2)	30,000	$597,000	2.31%
Vertex Pharmaceuticals, Inc.(2)	20,500	767,110	2.97%
		$7,566,170	29.26%
Total Common Stocks (identified cost $20,162,338)		$25,256,097
Short-Term Investments — 2.53%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
Investors Bank and Trust Company Time Deposit, 5.30%, 1/2/07	$654	$654,000	2.53%
Total Short-Term Investments (at amortized cost, $654,000)		$654,000
Total Investments (identified cost $20,816,338)		$25,910,097	100.21%
Other Assets, Less Liabilities		$(53,514)	(0.21%)
Net Assets		$25,856,583	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Non-income producing security.

(3)  Specialty capitalization is defined as market value of less than $5 billion.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	75.13%	$19,425,837
Japan	16.59	4,290,535
Switzerland	7.99	2,064,338
United Kingdom	0.50	129,387

See notes to financial statements
5

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $20,816,338)	$25,910,097
Cash	325
Receivable for Fund shares sold	2,527
Dividends and interest receivable	5,442
Tax reclaim receivable	20,021
Total assets	$25,938,412
Liabilities
Payable for distribution fees	$16,953
Payable to affiliate for investment advisory fees	16,489
Payable for shareholder servicing fees	5,545
Payable for Fund shares redeemed	2,090
Payable to affiliate for Trustees' fees	430
Accrued expenses	40,322
Total liabilities	$81,829
Net assets	$25,856,583
Sources of Net Assets
Paid-in capital	$21,206,900
Accumulated net realized loss (computed on the basis of identified cost)	(444,229)
Net unrealized appreciation (computed on the basis of identified cost)	5,093,912
Total	$25,856,583
Net Asset Value, Offering Price and Redemption Price Per Share
($25,856,583 ÷ 2,150,084 common shares issued and outstanding)	$12.03

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $12,193)	$207,579
Interest	58,815
Total investment income	$266,394
Expenses
Investment adviser fee	$221,772
Administration fee	60,612
Trustees' fees and expenses	1,673
Distribution fees	69,789
Shareholder servicing fees	9,177
Custodian fee	40,440
Legal and accounting services	28,456
Transfer and dividend disbursing agent fees	12,478
Miscellaneous	4,020
Total expenses	$448,417
Deduct — Reduction of investment adviser fee	$6
Total expense reductions	$6
Net expenses	$448,411
Net investment loss	$(182,017)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(131,531)
Investment transactions not meeting investment guidelines	632
Foreign currency transactions	(10,681)
Net realized loss	$(141,580)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$286,979
Foreign currency	1,527
Net change in unrealized appreciation (depreciation)	$288,506
Net realized and unrealized gain	$146,926
Net decrease in net assets from operations	$(35,091)

See notes to financial statements
6

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment loss	$(182,017)	$(223,482)
Net realized loss from investment and foreign currency transactions	(141,580)	(83,882)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	288,506	2,262,157
Net increase (decrease) in net assets from operations	$(35,091)	$1,954,793
Transactions in shares of beneficial interest — Proceeds from sale of shares	$3,919,305	$4,082,618
Cost of shares redeemed	(6,976,263)	(5,296,792)
Net decrease in net assets from Fund share transactions	$(3,056,958)	$(1,214,174)
Net increase (decrease) in net assets	$(3,092,049)	$740,619
Net Assets
At beginning of year	$28,948,632	$28,208,013
At end of year	$25,856,583	$28,948,632

See notes to financial statements
7

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

FINANCIAL STATEMENTS

Financial Highlights

	Year Ended December 31,
	2006(1)		2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$12.030		$11.240	$10.580	$8.140	$11.590
Income (loss) from operations
Net investment loss	$(0.077)		$(0.090)	$(0.127)	$(0.141)	$(0.150)
Net realized and unrealized gain (loss)	0.077		0.880	0.787	2.581	(3.300)
Total income (loss) from operations	$—		$0.790	$0.660	$2.440	$(3.450)
Net asset value — End of year	$12.030		$12.030	$11.240	$10.580	$8.140
Total Return(2)	0.00	%(4)	7.03%	6.24%	29.98%	(29.77)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$25,857		$28,949	$28,208	$24,284	$13,086
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.61%		1.72%	1.88%	2.19%	2.50%
Expenses after custodian fee reduction	1.61%		1.72%	1.88%	2.19%	2.50%
Net investment loss	(0.65)%		(0.82)%	(1.18)%	(1.48)%	(1.70)%
Portfolio Turnover	22%		14%	21%	29%	0	%(3)

(1)  Net investment loss was computed using average shares outstanding.

(2)  Return are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Portfolio turnover is less than 1%

(4)  During the year ended December 31, 2006 the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

See notes to financial statements
8

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund generally is made available for purchase only to separate accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2006 capital loss carryovers of $147,673 were utilized to offset net realized gains.

At December 31, 2006, net capital losses of $635,789 attributable to security transactions incurred after October 31, 2006 are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations. For the year ended December 31, 2006, there were no credit balances used to reduce the Fund's custodian fee.

9

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividends to shareholders are recorded on the ex-dividend date.

  2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to net operating losses are reclassified to paid-in capital.

During the year ended December 31, 2006, paid-in-capital was decreased by $42,091, accumulated net investment loss was decreased by $182,017, and accumulated net realized loss was increased by $139,926 primarily due to differences between book and tax policies for net operating losses and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated net realized gain	$206,610

The temporary differences between book and tax basis distributable earnings (accumulated losses) are due to wash sales.

10

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  3  Shares of Beneficial Interest

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 2006, separate accounts of two insurance companies owned 45% and 55%, respectively, of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2006	2005
Sales	331,874	374,847
Redemptions	(588,302)	(477,399)
Net decrease	(256,428)	(102,552)

  4  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's 500 Index over specified periods. For the year ended December 31, 2006, the fee was equivalent to 0.79% of the Fund's average daily net assets and amounted to $221,772.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2006, the Investment Adviser waived $6 of its advisory fee.

Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. Prior to November 13, 2006, EVM earned a monthly fee at the annual rate of 0.25% of average daily net assets. For the period from January 1, 2006 to November 12, 2006, the administration fee was 0.25% of average net assets and amounted to $60,612. Effective November 13, 2006, EVM does not receive a fee for serving as administrator of the Fund.

Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

During the year ended December 31, 2006, the Fund realized a gain of $632 due to the sale of an investment security not meeting investment guidelines.

  5  Distribution (formerly Service Plan)

The Fund has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). The Fund pays distribution fees equal to 0.25% of average daily net assets annually. Distribution fees for the year ended December 31, 2006 amounted to $69,789. After the sale of shares, insurance companies receive fees based on the value of shares held by such companies. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The insurance companies through which investors hold shares of a Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, the investment adviser or the principal underwriter are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments.

  6  Shareholder Servicing Fees

Effective November 13, 2006, the Trust, on behalf of each of its series has adopted a Shareholder Servicing Plan ("Servicing Plan") for shares of each Fund. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund makes

11

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

payments at an annual rate of 0.25% of the Fund's average daily net assets attributable to its shares. For the period November 13, 2006 (effective date) to December 31, 2006 shareholder servicing fees amounted to $9,177.

  7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  8  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,988,617 and $9,194,621 respectively, for the year ended December 31, 2006.

  9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2006.

  10  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$20,831,388
Gross unrealized appreciation	$6,591,578
Gross unrealized depreciation	(1,512,869)
Net unrealized appreciation	$5,078,709

The net unrealized appreciation on foreign currency transactions was $153 at December 31, 2006.

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance VT Worldwide Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund, a series of Eaton Vance Variable Trust, (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

13

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

14

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") with OrbiMed Advisors LLC (the "Adviser") as well as the administrative services agreement of the Fund with Eaton Vance Management (the "Administrator"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the administrative services agreement.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser's and the Administrator's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 22 professional and ten support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Fund and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Fund. The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the administrative services agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted the fact that performance of the Fund has lagged. The Board noted that the Adviser had added resources that will enable the Adviser to consider a broader range of investment opportunities within the health sciences sector. In addition, the Board noted that the Adviser was reevaluating its foreign investment strategy, which had adversely affected performance. The Board concluded that it would be appropriate to allow reasonable time to evaluate the effectiveness of these actions.

15

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. In addition, the Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Fund and other investment advisory clients and the benefits to the Administrator and its affiliates of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and the Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the investment advisory fee, which includes breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

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Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "OrbiMed" refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and President	Since 2000	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

17

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

18

Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors LLC

767 3rd Avenue

New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance VT Worldwide Health Sciences Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

  VTHSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

 (a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s respective fiscal year ended December 31, 2005 and December 31, 2006 by the each principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

VT Floating Rate Fund

Fiscal Years Ended	12/31/2005	12/31/2006

Audit Fees	$25,565	28,540

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,405	$6,650

All Other Fees(3)	$0	$0

Total	$31,970	$35,190

VT World Wide Health Sciences Fund

Fiscal Years Ended	12/31/2005	12/31/2006

Audit Fees	$22,900	$25,100

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$3,100	$3,275

All Other Fees(3)	$0	$0

Total	$26,000	$28,375

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees .

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/2005		12/31/2006
	PwC	D&T	PwC	D&T
Registrant	$3,100	$6,405	$3,275	$6,650

Eaton Vance(1)	$61,422	$179,500	$100,698	$69,600

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ James B. Hawkes
James B. Hawkes
President

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2007

By:	/s/ James B. Hawkes
James B. Hawkes
President

Date:	February 16, 2007